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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 20, 2005, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-125506) and related Prospectus of Kona Grill, Inc. for the registration of _________ shares of its common stock.

                                        /s/ Ernst & Young LLP

Phoenix, Arizona
July 7, 2005